UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 26, 2016
GT ADVANCED TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-34133	03-0606749
(Commission File Number)	(I.R.S. Employer Identification No.)
243 Daniel Webster Highway, Merrimack, New Hampshire 03054
(Address of principal executive offices)
(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in the Current Report on Form 8-K filed by GT Advanced Technologies Inc. (the “Company”), on October 6, 2014, the Company and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”) for reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code. The Debtors’ Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption In re GT Advanced Technologies Inc., et al, Case No. 14-11916 (HJB). Further information about the bankruptcy process is available at the Claims Agent’s website at www.kccllc.net/gtat.
Item 1.01. Entry into a Material Definitive Agreement.
On January 26, 2016, the Company, together with certain of its subsidiaries as guarantors (the “Guarantors”), the lenders party thereto from time to time (the “DIP Lenders”) and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the DIP Lenders, entered into the third amendment to the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated July 27, 2015 (such amendment, the “Third DIP Facility Amendment”). The Third DIP Facility Amendment provides for, among other things, the extension from January 22, 2016 to February 1, 2016 of the date by which the Company has agreed to obtain an order from the Bankruptcy Court approving the disclosure statement in connection with the Debtors’ plan of reorganization.
The foregoing description of the Third DIP Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the Third DIP Facility Amendment, which is filed as Exhibit 10.1 hereto.
Item 8.01. Other Events.
On January 27, 2016, the Debtors filed an Amended Disclosure Statement for Debtors’ Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Amended Disclosure Statement”), as well as an Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Amended Plan”). The Amended Disclosure Statement and the Amended Plan amend the Disclosure Statement for Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”) and the Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Plan”) that were filed with, and are more particularly described in, Company’s Current Report on Form 8-K filed on December 28, 2015.
Among other things, the Amended Disclosure Statement modifies the Disclosure Statement by providing additional disclosure regarding the Debtors’ hypothetical liquidation analysis and the Debtors’ monthly operating reports filed during the Chapter 11 Cases. The Amended Plan modifies, among other things, the release language contained in the Plan.
The foregoing descriptions of the Amended Disclosure Statement Amendment and the Amended Plan do not purport to be complete and are qualified in their entirety by reference to the Amended Disclosure Statement and the Amended Plan, which are filed as Exhibits 99.1 and 99.2 hereto, respectively.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 3 to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated January 26, 2016
99.1	Amended Disclosure Statement for Debtors’ Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated January 27, 2016
99.2	Debtors’ Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated January 27, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GT ADVANCED TECHNOLOGIES INC.
Dated: February 1, 2016
/s/ Hoil Kim

By:	Hoil Kim

Its:	Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 3 to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated January 26, 2016
99.1	Amended Disclosure Statement for Debtors’ Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated January 27, 2016
99.2	Debtors’ Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated January 27, 2016